EXHIBIT  10.13

     SECOND
     RANGER  AEROSPACE  CORPORATION
      EXECUTIVE  STOCK  AGREEMENT
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     THIS  EXECUTIVE SECURITIES AGREEMENT (this "Agreement") is made as of March
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7,  2000,  between  Ranger  Aerospace  Corporation,  a Delaware corporation (the
"Company"),  and  Stephen  D.  Townes  ("Executive").
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     The  Company  and  Executive  desire to enter into an agreement pursuant to which Executive shall purchase, and the Company shall sell to Executive, (i) 800 shares of the Company's Class B Non-Voting Common Stock, par value $0.01 per share (the "Common Stock"), at a price of $100 per share, and (ii) 120 shares of
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the  Company's  Redeemable  Preferred  Stock,  par  value  $.01  per  share (the
"Preferred  Stock,"  and  together  with  the  Common Stock, the "Shares" or the
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"Executive Stock"), at a price of $1,000 per share.  Certain definitions are set
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forth  in  paragraph  6  of  this  Agreement.

     The  parties  hereto  agree  as  follows:

1.     Purchase  and  Sale  of  Executive  Stock.
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(1)     Upon  execution  of  this  Agreement,  Executive shall purchase, and the
Company shall sell to Executive, 800 shares of Common Stock and 120 shares of Preferred Stock for an aggregate purchase price of $200,000. The Company shall deliver to Executive certifi-cates repre-senting the Shares upon payment by Executive of the purchase price therefor by cashier's or certified check or wire transfer of immediately available funds. Executive may elect, in his sole discretion, to cause one or more of his own independent retirement accounts or similar accounts (collectively, the "IRA") to purchase the Executive Stock on
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the  condition  that  Executive  causes the IRA to be bound by the provisions of this Agreement to the same extent as Executive is bound. If Executive makes such an election, the Company shall take all reasonably necessary or desirable action to facilitate such purchase by the IRA.

(2) In connection with the purchase and sale of the Shares hereunder, Executive represents and warrants to the Company that:

(1) Execu-tive Stock to be acquired by Executive pursuant to this Agreement shall be acquired for Executive's own account and not with a view to, or intention of, distribu-tion thereof in violation of the Securities Act, or any applicable state securities laws, and Executive shall not dispose of any shares of Executive Stock in contravention of the Securities Act or any applicable state securities laws.

(2) Executive is an employee of the Company or one of its subsidiaries, is sophisticated in financial matters and is able to evaluate the risks and benefits of an investment in Executive Stock.

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(3)     Executive  is able to bear the economic risk of his or her investment in
Executive Stock for an indefinite period of time. Executive understands that shares of Executive Stock have not been registered under the Securities Act and, therefore, cannot be sold unless subsequent-ly registered under the Securities Act or an exemption from such registration is available.

(4) Executive has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Executive Stock and has

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had  full  access  to  (A) such other information concerning the Company and the offering of Executive Stock hereunder as he or she has requested and (B) such other information which Executive deemed necessary and desirable to make an informed investment decision regarding the purchase of Executive Stock hereunder.

(5) This Agreement constitutes the legal, valid and binding obligation of Executive, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by Executive does not and shall not conflict with, violate or cause a breach of any agreement, contract or instrument to which Executive is a party or any judgment, order or decree to which Executive is subject.

(3) As an inducement to the Company to issue Executive Stock to Executive hereunder, and as a condition thereto, Executive acknowledges and agrees that:

(1) neither the issuance of Executive Stock to Executive hereunder nor any provision contained herein shall entitle Executive to remain in the employment of the Company or its subsidiaries or affect the right of the Company or its subsidiaries to terminate Executive's employment at any time; and

(2) neither the Company nor its subsidiaries shall have any duty or obligation to disclose to Executive, and Executive shall have no right to be advised of, any information regarding the Company or its subsidiaries at any time prior to, upon or in connection with the repurchase of Executive Stock upon the termination of Executive's employment with the Company or its subsidiaries or as otherwise provided hereunder.

(4) The Company and Executive acknowledge and agree that this Agreement has been executed and delivered, and Executive Stock has been issued hereunder, in connection with and as a part of the compensation and incentive arrangements between the Company and Executive.

2.     Restrictions  on  Transfer of Executive Stock.  Executive shall not sell,
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pledge or otherwise transfer any interest in any Executive Stock except pursuant to: (i) a Public Sale, (ii) the provisions of paragraph 4 hereof, (iii) paragraphs 3 or 4 of the Security Holders Agreement dated April 1, 1998 as amended by and among the parties hereto and other parties, or (iv) upon the death of Executive pursuant to his or her will or the laws of descent and distribution.

3.     Additional  Restrictions  on  Transfer.
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(1)     The  certificates  representing shares of Executive Stock shall bear the following  legend:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON MARCH 7, 2000, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED IN
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THE  ABSENCE OF AN EFFECTIVE REGIS-TRATION STATEMENT UNDER THE ACT OR APPLICABLE
STATE  SECURITIES  LAWS  OR  AN  EXEMP-TION  FROM REGISTRATION THEREUN-DER.  THE
SECURITIES  REPRESENTED  BY  THIS  CERTIFICATE  ARE  ALSO  SUBJECT TO ADDITIONAL
RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN AN EXECUTIVE STOCK AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF SECURITIES REPRESENTED BY THIS CERTIFICATE DATED AS OF MARCH 7, 2000, AS AMENDED AND MODIFIED FROM TIME TO TIME. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

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(2)     Holdback. In connection with any Public Sale, Executive agrees to comply
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     with  the  terms of any underwriting agreement (or other related agreement)
that is approved by the Board and entered into by the holders of a majority of shares in the Company.

4.     Sale  of  the  Company.
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(1)     Consent  to  Sale  of  the  Company.  If  the Board and the holders of a
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majority  of  the Company's Common Stock then out-standing approve a Sale of the
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Company  (the  "Approved  Sale"),  Executive  shall  consent  to  and  raise  no
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objections  against  the  Approved Sale of the Company.  If the Approved Sale is
structured as a sale of stock, Executive shall agree to sell all Executive Stock on the terms and conditions approved by the Board and the holders of a majority of the Common Stock then outstanding. If the Approved Sale is structured as a merger, Executive shall approve the merger and agree to waive all dissenters, approval or similar rights he or she may have in connection therewith. Executive shall take all necessary and desirable actions in connection with the consummation of any Approved Sale as reasonably requested by the Board or holders of a majority of the Company's Common Stock then outstanding.

(2)     Conditions  to Obligation.  The obligations of Executive with respect to
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the  Approved  Sale are subject to the satisfaction of the following conditions:
(i) upon the consummation of the Approved Sale, Executive shall receive the same form of consideration and the same portion of the aggregate consideration that Executive would have received if such aggregate consideration had been distributed by the Company in complete liquidation pursuant to the rights and preferences set forth in the Company's Certificate of Incorporation as in effect immediately prior to the consummation of the Approved Sale; (ii) if any other holder of capital stock of the Company is given an option as to the form and amount of consideration to be received, Executive shall be given the same option.

(3)     Purchaser  Representative.  If  the  Company  or  the  holders  of  the
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Company's  securities  enter  into any negotiation or transaction for which Rule
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506  (or any similar rule then in effect) promulgated by the Securities Exchange
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Commission  may  be  available  with  respect to such negotiation or transaction
(in-cluding a merger, consolidation or other reorganization), Executive shall, at the request of the Company, appoint a purchaser repre-sentative (as such term is defined in Rule 501) reasonably acceptable to the Company. If Executive appoints the purchaser repre-sentative designated by the Company, the Company shall pay the fees of such purchaser representative, but if Executive declines to appoint the purchaser representative designated by the Company Executive shall appoint another purchaser representative (reasonably acceptable to the Company), and shall be responsible for the fees of the purchaser representative so appointed.

(4)     Termination  of  Restrictions.  The provisions of this paragraph 4 shall
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terminate with respect to any shares of Executive Stock when such shares have be sold  in  a  Public  Sale.

5.     Rule  701  Under  the  Securities  Act.  Executive and the Company hereby
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acknowledge  and  agree  that  the  purchase and sale of securities contemplated
--
hereunder  is  part  of  the compensation arrangements between Executive and the
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Company  and  its  subsidiaries,  and  that this Agreement is a written contract
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relating  to  the  compensation  of  Executive.  The  securities  purchased  by
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Executive  hereunder  are  being  issued  in  reliance  on  the  exemption  from
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registration  provided  in  Rule  701 promulgated by the Securities and Exchange
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Commission  under  the Securities Act and are "restricted securities" within the
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meaning  of  Rule  144 under the Securities Act.  Executive hereby covenants and agrees that he will sell the securities purchased hereunder only pursuant to registration under the Securities Act, or pursuant to an exemption from registration available thereunder.
1.
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6.     Definitions.
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     "Board"  shall  mean  the  Board  of  Directors  of  the  Company.
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     "Common  Stock"  shall  mean the Company's Class B Non-Voting Common Stock,
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par  value $.01 per share, or, in the event that the outstanding Common Stock is hereafter changed into or exchanged for different stock or securities of the Company, such other stock or securi-ties.

     "Company"  shall mean Ranger Aerospace Corporation, a Delaware corporation.
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     "Executive  Stock" shall continue to be Executive Stock in the hands of any
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holder  other  than  Executive  (except  for  the  Company  and  the Significant
Stockholders and except for transferees in a Public Sale), and except as otherwise provided herein, each such other holder of Executive Stock shall succeed to all rights and obliga-tions attributable to Executive as a holder of Executive Stock hereunder. Executive Stock shall also include shares of the Company's capital stock issued with respect to Executive Stock by way of a stock split, stock dividend or other recapitalization.

     "Public  Sale"  means  any sale to the public pursuant to an offering under
      ------------
the Securities Act or to the public pursuant to Rule 144 promulgated under the Securities Act effected through a broker, dealer or market maker.

     "Sale of the Company" means a merger or consolidation effecting a change in
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control  of  the  Company,  a  sale of all or substantially all of the Company's assets  or  a sale of a majority of the Company's outstanding voting securities.

     "Securities  Act" means the Securities Act of 1933, as amended from time to
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time,  and  any  successor  statute.

     "Transfer"  means to sell, transfer, assign, pledge or otherwise dispose of
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(whether  with or without consideration and whether voluntarily or involuntarily or  by  operation  of  law).

7.     Notices.  All  notices,  demands  or  other communications to be given or
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delivered  under  or  by  reason of the provisions of this Agreement shall be in
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writing and shall be deemed to have been given when delivered personally, mailed
--
by certified or registered mail (return receipt requested and postage prepaid), or sent by facsimile (with facsimile transmission information and hard copy to follow by regular mail) to the recipient. Such notices, demands and other communications shall be sent to you and to the Company at the addresses indicated below:
1.
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(1)     If  to  Executive:
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To  the  address  set  forth  in  the  books  and  records  of  the  Company

(2)     If  to  the  Company:
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     Ranger  Aerospace  Corporation
1815  Griffin  Road,  Suite  300
Fort  Lauderdale  International  Airport
Fort  Lauderdale,  Florida  33004-2252
Attention:  President

     With  a  copy  to:

     CIBC  Wood  Gundy  Ventures.  Inc.
425  Lexington  Avenue,  3rd  Floor
New  York,  NY  10017
Telephone:     (212)  885-4400
Facsimile:     (212)  885-4493
Attention:     Jay  Levine

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

8.     General  Provisions.
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(1)     Transfers in Violation of Agreement.  Any Transfer or attempted Transfer
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     of  any  Executive  Stock  in  violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Executive Stock as the owner of such stock for any purpose.

(2)     Severability.  Whenever possible, each provision of this Agreement shall
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     be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

(3)     Entire  Agreement.  This  Agreement constitutes the entire understanding
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between  Executive and the Company, and supersedes all other agreements, whether
--
written or oral, with respect to the acquisition by Executive of Executive Stock of  the  Company.
(1)

(4)     Counterparts.  This  Agreement  may be executed simultaneously in two or
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more  counterparts, each of which shall constitute an original, but all of which
--
taken  together  shall  constitute  one  and  the  same  Agreement.

(5)     Successors  and  Assigns. Except as otherwise expressly provided herein,
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all  covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not.

(6)     Governing Law.  The corporate law of Delaware shall govern all questions
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     concerning  the  relative  rights of the Company and its stockholders.  All other questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal law, and not the law of conflicts, of Delaware.

(7)     Remedies.  The  parties hereto shall be entitled to enforce their rights
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under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto acknowledge and agree that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto may, in its sole discretion, apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

(8)     Amendment  and  Waiver.  Except  as  otherwise  provided  herein,  any
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provision of this Agreement may be amended or waived only with the prior written
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     consent  of  Executive  and  the  Company.

(9)     Business  Days.  If  any  time period for giving notice or taking action
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hereunder  expires  on a day which is a Saturday, Sunday or legal holiday in the
--
state in which the Company's chief executive office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

(10)     Descriptive  Headings.  The  descriptive headings of this Agreement are
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inserted  for  convenience  only and do not constitute a part of this Agreement.


     *      *      *      *

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     IN  WITNESS WHEREOF, the parties hereto have executed this Agreement on the date  first  written  above.

     RANGER  AEROSPACE  CORPORATION,


     By:______________________________

     Its:  ______________________________



     EXECUTIVE

     _________________________________
Stephen  D.  Townes




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